2Q23 Financial Highlights J U L Y 1 8 , 2 0 2 3

2 ROE: 11.6% ROTCE: 22.6% 2Q23 Financial Highlights Revenue Pre-tax income Pre-tax margin Returns Capital ratios T1L: 5.7% CET1: 11.1% • Revenue up 5% YoY – Fee revenue down 2% YoY – Net interest revenue up 33% YoY • Expense flat YoY • Provision for credit losses was $5mm • Average loans flat QoQ • Average deposits up 1% QoQ • Returned $0.7bn to common shareholders, including $0.4bn of common share repurchases – Increased quarterly dividend by 14% to $0.42 per common share in 3Q23 EPS (a) $4.5bn 30% $1.30 $1.3bn (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.

3 2Q23 vs. $mm, except per share data or unless otherwise noted 2Q23 1Q23 2Q22 1Q23 2Q22 Fee revenue $3,257 $3,156 $3,339 3% (2)% Investment and other revenue 97 79 91 N/M N/M Net interest revenue 1,100 1,128 824 (2)% 33% Total revenue $4,454 $4,363 $4,254 2% 5% Provision for credit losses 5 27 47 N/M N/M Noninterest expense 3,111 3,100 3,112 —% —% Income before income taxes $1,338 $1,236 $1,095 8% 22% Net income applicable to common shareholders $1,031 $905 $835 14% 23% EPS $1.30 $1.12 $1.03 16% 26% Avg. common shares and equivalents outstanding (mm) – diluted 791 808 814 (2)% (3)% Operating leverage(a) 173 bps 473 bps Pre-tax margin 30% 28% 26% ROE 11.6% 10.3% 9.3% ROTCE(b) 22.6% 20.2% 19.2% Increase / (decrease) Revenue Expense EPS 2Q23 (1) 62 $(0.07) Impact of litigation reserves, severance and a disposal loss 1Q23 (1) 5 $(0.01) Impact of litigation reserves and a disposal loss 2Q22 — 103 $(0.12) Impact of litigation reserves (a) Note: See page 12 in the Appendix for corresponding footnotes. (b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. N/M – not meaningful. 2Q23 Financial Results Notable items impacting the quarter

4 2Q23 1Q23 2Q22 Consolidated regulatory capital ratios:(a) Tier 1 leverage ratio 5.7% 5.8% 5.2% Supplementary leverage ratio ("SLR") 7.0 6.9 6.2 Common Equity Tier 1 ratio – Advanced Approaches 11.1 11.0 10.0 Common Equity Tier 1 ratio – Standardized Approach 11.7 11.4 10.1 Consolidated regulatory liquidity ratios:(a) Liquidity coverage ratio ("LCR") 120% 118% 111% Net stable funding ratio ("NSFR") 136% 132% N/A(b) Cash dividends per common share $0.37 $0.37 $0.34 Common stock dividends ($mm) $297 $304 $279 Common stock repurchases ($mm) 448 1,256 3 Book value per common share $46.35 $45.36 $44.73 Tangible book value per common share(c) 24.17 23.52 22.02 Common shares outstanding (mm) 779 789 808 Capital and Liquidity Note: See page 12 in the Appendix for corresponding footnotes. N/A – not applicable.

5 2Q23 vs. $bn, avg. 2Q23 1Q23 2Q22 Deposits: Noninterest-bearing $62 (11)% (32)% Interest-bearing 215 5% (2)% Total deposits $277 1% (11)% Interest-earning assets: Cash and reverse repo 155 15% 7% Loans 63 —% (8)% Investment securities: HQLA 112 (6) % (9) % Non-HQLA 24 — % (13) % Total investment securities 137 (5) % (10) % Total interest-earning assets $362 4% (2)% Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) (2)% +33% • Avg. deposits of $277bn up 1% QoQ • Avg. interest-earning assets of $362bn up 4% QoQ 824 1,128 1,100 2Q22 1Q23 2Q23 • Net interest revenue of $1,100mm down 2% QoQ, primarily reflects a change in deposit mix, partially offset by higher interest rates

6 2Q23 vs. $mm, unless otherwise noted 2Q23 1Q23 2Q22 Staff $1,718 (4)% 6% Software and equipment 450 5% 11% Professional, legal and other purchased services 378 1% —% Net occupancy 121 2% (3)% Sub-custodian and clearing 119 1% (9)% Distribution and servicing 93 9% 3% Business development 47 21% 9% Bank assessment charges 41 3% 11% Amortization of intangible assets 14 —% (18)% Other 130 44% (50)% Total noninterest expense $3,111 —% —% Noninterest Expense • Noninterest expense flat YoY, primarily reflecting higher investments and revenue-related expenses, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings and the impact of the Alcentra divestiture

7 2Q23 vs. $mm, unless otherwise noted 2Q23 1Q23 2Q22 Total revenue by line of business: Asset Servicing $1,706 3% 11% Issuer Services 534 18% 13% Total revenue $2,240 6% 12% Provision for credit losses 16 N/M N/M Noninterest expense 1,582 2% (4)% Income before income taxes $642 15% 91% Fee revenue 1,488 8% (2)% Net interest revenue 668 —% 46% Foreign exchange revenue 124 (11)% (20)% Securities lending revenue(a) 47 (2)% 4% Financial ratios, balance sheet data and metrics: Pre-tax margin 29% 218 bps 1,182 bps AUC/A ($trn, period end)(b)(c) $33.2 2% 7% Deposits ($bn, avg.) $173 3% (10)% Market value of securities on loan ($bn, period end)(d) $415 (6)% (6)% • Total revenue of $2,240mm up 12% YoY – Asset Servicing up 11% YoY, primarily reflecting higher net interest revenue, partially offset by lower foreign exchange revenue – Issuer Services up 13% YoY, primarily reflecting higher net interest revenue and Depositary Receipts revenue • Noninterest expense of $1,582mm down 4% YoY, primarily reflecting lower litigation reserves and the favorable impact of efficiency savings, partially offset by higher investments and the impact of inflation • Income before income taxes of $642mm up 91% YoY Securities Services Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

Market and Wealth Services

$mm, unless otherwise noted	2Q23	2Q23 vs. 1Q23	2Q23 vs. 2Q22
Total revenue by line of business:			
Pershing	$686	(1)%	8%
Treasury Services	402	(2)%	8%
Clearance and Collateral Management	357	(1)%	17%
Total revenue	**$1,445**	**(1)%**	**10%**
Provision for credit losses	7	N/M	N/M
Noninterest expense	781	2%	11%
Income before income taxes	**$657**	**(6)%**	**8%**
Fee revenue	1,009	1%	5%
Net interest revenue	420	(7)%	24%

Financial ratios, balance sheet data and metrics:	2Q23	2Q23 vs. 1Q23	2Q23 vs. 2Q22
Pre-tax margin	46%	(199) bps	(68) bps
AUC/A ($trn, end of period)[(a)(b)]	$13.4	(2)%	14%
Deposits ($bn, avg.)	$85	(1)%	(10)%
Pershing:			
Net new assets (U.S. platform) ($bn)[(c)]	$(34)	N/M	N/M
Avg. active clearing accounts ('000)	7,946	1%	7%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	234	(1)%	(2)%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$6,044	7%	16%

- **Total revenue** of $1,445mm **up 10% YoY**
  - **Pershing up 8% YoY**, primarily reflecting the abatement of money market fee waivers, higher net interest revenue and higher fees on sweep balances, partially offset by lower client activity
  - **Treasury Services up 8% YoY**, primarily reflecting higher net interest revenue
  - **Clearance and Collateral Management up 17% YoY**, primarily reflecting higher net interest revenue, U.S. government clearance volumes and U.S. collateral management balances
- **Noninterest expense** of $781mm **up 11% YoY**, primarily reflecting higher investments and higher revenue-related expense, as well as the impact of inflation, partially offset by the favorable impact of efficiency savings
- **Income before income taxes** of $657mm **up 8% YoY**

Note: See page 12 in the Appendix for the corresponding footnotes. *N/M – not meaningful.*

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BNY MELLON

Investment and Wealth Management

$mm, unless otherwise noted	2Q23	2Q23 vs. 1Q23	2Q23 vs. 2Q22
Total revenue by line of business:			
Investment Management	$546	(2)%	(9)%
Wealth Management	267	(1)%	(10)%
Total revenue	**$813**	**(2)%**	**(10)%**
Provision for credit losses	7	N/M	N/M
Noninterest expense	677	(8)%	(2)%
Income before income taxes	**$129**	**39%**	**(38)%**
Fee revenue	762	(2)%	(10)%
Net interest revenue	39	(13)%	(37)%

Financial ratios, balance sheet data and metrics:	2Q23	2Q23 vs. 1Q23	2Q23 vs. 2Q22
Pre-tax margin	16%	464 bps	(711) bps
Adjusted pre-tax operating margin – Non-GAAP[(a)]	18%	539 bps	(764) bps
AUM ($bn, end of period)[(b)]	$1,906	—%	(2)%
Loans ($bn, avg.)	$14	—%	(1)%
Deposits ($bn, avg.)	$15	(5)%	(26)%
Wealth Management:			
Client assets ($bn, end of period)[(c)]	$286	3%	8%

- **Total revenue** of $813mm **down 10% YoY**
  - **Investment Management down 9% YoY**, primarily reflecting the impact of the Alcentra divestiture and the mix of cumulative net inflows, partially offset by improved seed capital results and the abatement of money market fee waivers
  - **Wealth Management revenue down 10% YoY**, primarily reflecting lower net interest revenue and changes in product mix
- **Noninterest expense** of $677mm **down 2% YoY**, primarily reflecting the impact of the Alcentra divestiture, partially offset by higher revenue-related expenses
- **Income before income taxes** of $129mm **down 38% YoY**
- **AUM** of $1.9trn **down 2% YoY**, primarily reflecting lower market values driven by the year-over-year decrease in UK fixed income markets and the divestiture of Alcentra, partially offset by net inflows and the favorable impact of a weaker U.S. dollar
- Wealth Management **client assets** of $286bn **up 8% YoY**, primarily driven by higher market values and net inflows

(a) Adjusted pre-tax operating margin is net of distribution and servicing expense. Represents a non-GAAP measure. See page 14 in the Appendix for corresponding reconciliation of the non-GAAP measure of adjusted pre-tax operating margin.
Note: See page 12 in the Appendix for the corresponding footnotes (b) and (c).
N/M – not meaningful.

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BNY MELLON

10 • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY decrease in total revenue primarily reflects a strategic equity investment gain recorded in 2Q22 • Provision for credit losses was a benefit of $25mm, primarily reflecting a reduction in reserves related to financial institutions • Noninterest expense increased QoQ, primarily driven by higher litigation reserves and severance expense $mm, unless otherwise noted 2Q23 1Q23 2Q22 Fee revenue $(2) $3 $13 Investment and other revenue (16) (14) 62 Net interest (expense) (27) (36) (35) Total revenue $(45) $(47) $40 Provision for credit losses (25) 27 30 Noninterest expense 71 41 63 (Loss) before income taxes $(91) $(115) $(53) Other Segment

Appendix

12 Page 3 – 2Q23 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital and liquidity ratios for June 30, 2023 are preliminary. For our CET1 ratio, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2023, March 31, 2023 and June 30, 2022 was the Advanced Approaches. (b) The reporting requirement for the average NSFR became effective in 2Q23, inclusive of reporting the average 1Q23 ratio. (c) Tangible book value per common share — Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 13 for corresponding reconciliation of this non-GAAP measure. Page 7 – Securities Services (a) Included in investment services fees reported in the Asset Servicing line of business. (b) June 30, 2023 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023 and June 30, 2022. (d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at June 30, 2023, $69 billion at March 31, 2023 and $70 billion at June 30, 2022. Page 8 – Market and Wealth Services (a) June 30, 2023 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 9 – Investment and Wealth Management (b) June 30, 2023 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (c) June 30, 2023 information is preliminary. Includes AUM and AUC/A in the Wealth Management line of business. Footnotes

Return on Common Equity and Tangible Common Equity Reconciliation

$mm	2Q23	1Q23	2Q22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP	$ 1,031	$ 905	$ 835
Add: Amortization of intangible assets	14	14	17
Less: Tax impact of amortization of intangible assets	4	3	4
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP	$ 1,041	$ 916	$ 848
Average common shareholders' equity	$ 35,769	$ 35,604	$ 36,199
Less: Average goodwill	16,219	16,160	17,347
Average intangible assets	2,888	2,899	2,949
Add: Deferred tax liability — tax deductible goodwill	1,193	1,187	1,187
Deferred tax liability — intangible assets	660	660	668
Average tangible common shareholders' equity — Non-GAAP	$ 18,515	$ 18,392	$ 17,758
Return on common equity[(a)] — GAAP	11.6%	10.3%	9.3%
Return on tangible common equity[(a)] — Non-GAAP	22.6%	20.2%	19.2%

Book Value and Tangible Book Value Per Common Share Reconciliation

	2023		2022
$mm, expect common shares and unless otherwise noted	June 30	March 31	June 30
BNY Mellon shareholders' equity at period end — GAAP	$ 40,933	$ 40,634	$ 40,984
Less: Preferred stock	4,838	4,838	4,838
BNY Mellon common shareholders' equity at period end — GAAP	36,095	35,796	36,146
Less: Goodwill	16,246	16,192	17,271
Intangible assets	2,881	2,890	2,934
Add: Deferred tax liability — tax deductible goodwill	1,193	1,187	1,187
Deferred tax liability — intangible assets	660	660	668
BNY Mellon tangible common shareholders' equity at period end — Non-GAAP	$ 18,821	$ 18,561	$ 17,796
Period-end common shares outstanding (in thousands)	778,782	789,134	808,103
Book value per common share — GAAP	$ 46.35	$ 45.36	$ 44.73
Tangible book value per common share — Non-GAAP	$ 24.17	$ 23.52	$ 22.02

(a) Quarterly returns are annualized.

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BNY MELLON

Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Segment

$mm		2Q23		1Q23		2Q22
Income before income taxes — GAAP	$	129	$	93	$	208
Total revenue — GAAP	$	813	$	827	$	899
Less: Distribution and servicing expense		93		86		91
Adjusted total revenue, net of distribution and servicing expense — Non-GAAP	$	720	$	741	$	808
Pre-tax operating margin — GAAP[(a)]		16%		11%		23%
Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP[(a)]		18%		13%		26%

Noninterest Expense Reconciliation – Impact of Notable Items

		2Q23		2Q22	2Q23 vs. 2Q22
Noninterest expense — GAAP	$	3,111	$	3,112	— %
Impact of notable items[(b)]		62		103	
Adjusted noninterest expense, ex-notables — Non-GAAP	$	3,049	$	3,009	1%

Diluted Earnings per Share Reconciliation – Impact of Notable Items

		2Q23		2Q22	2Q23 vs. 2Q22
Diluted earnings per common share — GAAP	$	1.30	$	1.03	26%
Impact of notable items[(c)]		(0.07)		(0.12)	
Diluted earnings per common share, ex-notables — Non-GAAP	$	1.38[(d)]	$	1.15	20%

(a) Income before income taxes divided by total revenue.
(b) Notable items in 2Q23 reflect litigation reserves and severance. Notable items in 2Q22 reflect litigation reserves.
(c) Notable items in 2Q23 reflect litigation reserves, severance and a disposal loss (reflected in investment and other revenue). Notable items in 2Q22 reflect litigation reserves.
(d) Does not foot due to rounding.

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BNY MELLON

15 (a) Noninterest expense in 2022 increased by 13% year-over-year and by 8% excluding the impact of notable items and currency translation. (b) Notable items in 2022 include the 3Q22 goodwill impairment, the 4Q22 net loss from repositioning the securities portfolio, severance expense, litigation reserves, the 1Q22 accelerated amortization of deferred costs for depositary receipts services related to Russia and net gains on disposals (reflected in investment and other revenue). Notable items in 2021 include the impact of litigation reserves and severance expense. 2022 vs. 2022 2021 2021 Noninterest expense — GAAP $ 13,010 $ 11,514 13% Notable items(b) 1,029 129 Impact of changes in foreign currency exchange rates — (292) Noninterest expense, ex. notables and currency adjustment — Non-GAAP $ 11,981 $ 11,093 8% Noninterest Expense Reconciliation – Impact of Notable Items and Impact of Changes in Foreign Currency Exchange Rates (a)

16 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans including repurchases, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, risk profile, revenue, net interest revenue, fees, expenses, cost discipline, sustainable growth, currency fluctuations, innovation in products and services, client experience, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements. The timing, manner and amount of repurchases is subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations, and our outlook for the economic environment. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. You should not place undue reliance on any forward-looking statement. All forward-looking statements speak only as of July 18, 2023, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2022 Annual Report, the second quarter 2023 earnings release and the second quarter 2023 financial supplement, and are available at www.bnymellon.com/investorrelations. Cautionary Statement